UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2005

Landstar System, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21238	06-1313069
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida		32224
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	904-398-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

This amendment on Form 8-K/A has been furnished solely to provide additional disclosure regarding information that may be deemed non-GAAP financial measures that was included in Exhibit 99.1 to the Current Report on Form 8-K furnished by Landstar System, Inc. ("Landstar") on October 13, 2005 (the "Initial Form 8-K"). All other information provided in the Initial Form 8-K remains unchanged and is not amended hereby.

In the Initial Form 8-K, Landstar provided the following information that may be deemed non-GAAP financial measures: (1) percentage increase in revenue during the fiscal quarter ended September 24, 2005 as compared to the fiscal quarter ended September 25, 2004, excluding revenue in each period related to emergency transportation services under a contract between Landstar Express America, Inc. and the United States Federal Aviation Administration (the "FAA Contract") and (2) with respect to the thirty-nine and thirteen week periods ended September 24, 2005 and September 25, 2004, revenue per load for the global logistics segment, excluding revenue and loads related to emergency transportation services provided primarily under the FAA Contract.

Each of the foregoing financial measures should be considered in addition to, and not as a substitute for, the corresponding GAAP financial information also presented in the press release.

Management believes that it is appropriate to present this financial information for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in Landstar’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of Landstar’s results as compared to the results of peer companies; (3) a significant portion of the emergency transportation services previously provided under the FAA Contract were provided on the basis of a daily rate for the use of transportation equipment in question, and therefore load and per load information is not necessarily available or appropriate for a significant portion of the related revenue; and (4) management considers this financial information in its decision making.

The information furnished under Item 2.02 of this Current Report on Form 8-K/A shall not be deemed "filed" for purposes of Section 18 of the Securities Exhange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landstar System, Inc.

October 21, 2005	By:	/s/ Robert C. LaRose

Name: Robert C. LaRose
Title: Executive Vice President and Chief Financial Officer